EXHIBIT 99.1


                        INLD 4Q03 EARNINGS ANNOUNCEMENT

                                    EXHIBITS

      ---------------------------------------------------------------------

October 21, 2003



                                                                  [COMPANY LOGO]

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INTERLAND REPORTS RECORD RESULTS

PRIMARY FINANCIAL GOAL ACHIEVED: COMPANY GENERATES $3.6 MILLION POSITIVE EBITDA1 FOR FOURTH QUARTER 2003

The company reported revenues of $27.3 million for the quarter and $106.6 million for fiscal year 2003, an increase of 4.9 percent over fiscal year 2002. Net loss from continuing operations was $5.9 million for the quarter equating to a loss of $0.40 per share on 14.8 million shares outstanding. Including discontinued operations, net loss for the quarter was $0.6 million, or $0.04 per share. Net loss for the fiscal year was $173.9 million, or $11.86 per share. The company reported its first quarter of positive EBITDA1 from continuing operations with $3.6 million in EBITDA for the period.

                 See full earnings release at: www.interland.com


1 EBITDA from continuing operations is a non-GAAP financial measure that is most directly comparable to the GAAP financial measure of Net Loss from continuing operations. Reconciliations of the non-GAAP measure to both Net Loss from continuing operations, as well as to Net Cash Used in Operating Activities, are attached.




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
                           QUARTERLY INCOME STATEMENTS

                                                                              Interland Consolidated
                                                       Q1 2003             Q2 2003              Q3 2003              Q4 2003
                                                   ------------------ ------------------- --------------------- ------------------

Revenue - Shared Hosting                                  17,130,216          15,977,637            15,607,718         16,505,188
Revenue - Dedicated Hosting                                9,552,153           9,159,842             9,186,048          9,292,070
Revenue - Other Hosting                                      270,353             207,448               133,067            291,114
Revenue - Other Non-Hosting                                  330,357             768,992               970,943          1,254,751
                                                   ------------------ ------------------- --------------------- ------------------
  TOTAL REVENUE                                           27,283,080          26,113,920            25,897,776         27,343,123

Costs Detail:

 Data and Connectivity Costs                               3,055,890           4,074,151             1,830,449          1,328,163
 Facility Costs                                            1,605,889           1,702,116             2,049,961          1,621,467
 Marketing and Advertising Costs (External)                2,452,898           2,518,039             3,467,090          2,381,358
 Network Operating Costs                                   3,271,636           2,743,574             3,233,820          1,901,598

 Employee Related Costs - Network Operations               2,508,404           2,514,167             2,581,392          2,119,196
 Employee Related Costs - Sales and Marketing              2,295,784           2,408,703             2,125,028          2,164,864
 Employee Related Costs - Technical Support                3,132,608           3,342,607             3,434,073          3,636,363
 Employee Related Costs - General and
   Administrative                                          6,159,989           6,650,226             6,970,293          5,244,407
                                                   ------------------ ------------------- --------------------- ------------------
      Total Employee Related Costs                        14,096,786          14,915,704            15,110,787         13,164,829

Merger, Integration and Restructuring Costs                 (140,714)          4,107,554             2,204,113           (604,812)
Bad Debt Expense                                           2,046,417           1,769,936             1,974,784          1,543,855
Other                                                      3,294,063           3,137,300           107,898,804          2,723,603

(Gain) Loss on Asset Disposal                                      0              21,481             1,556,842           (293,681)
                                                   ------------------ ------------------- --------------------- ------------------
TOTAL COSTS                                               29,682,865          34,989,855           139,326,650         23,766,379

      EBITDA                                              (2,399,785)         (8,875,935)         (113,428,874)         3,576,743

Depreciation and Amortization                             12,180,530          13,214,798            22,194,317          9,118,124
Discontinued Operations                                       33,880             280,664               167,191         (5,393,151)
Interest (Income) Expense                                   (200,526)             49,884                73,622            403,797
Income Tax (Income) Expense                                        0                   0               628,934                  0
                                                   ------------------ ------------------- --------------------- ------------------
      NET INCOME                                         (14,413,669)        (22,421,281)         (136,492,938)          (552,026)


                                                                  [COMPANY LOGO]




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
                                              IMPACT OF HOSTCENTRIC ACQUISITION*
                               ----------------------------------------------------------- ---------------- -----------------
                                                  INTERLAND ONLY                             HOSTCENTRIC      CONSOLIDATED
                               ----------------------------------------------------------- ---------------- -----------------
                                   Q1 2003         Q2 2003          Q3 2003      Q4 2003**         Q4 2003          Q4 2003
                               -------------- ------------- ----------------- ------------ ---------------- -----------------
Revenue - Shared Hosting          17,130,216    15,977,637        15,607,718   14,721,129        1,784,059        16,505,188
Revenue - Dedicated Hosting        9,552,153     9,159,842         9,186,048    8,326,309          965,761         9,292,070
Revenue - Other Hosting              270,353       207,448           133,067      231,216           59,898           291,114
Revenue - Other Non-Hosting          330,357       768,992           970,943      839,890          414,861         1,254,751
                               -------------- ------------- ----------------- ------------ ---------------- -----------------
  TOTAL REVENUE                   27,283,080    26,113,920        25,897,776   24,118,544        3,224,579        27,343,123

Costs Detail:

 Data and Connectivity Costs       3,055,890     4,074,151         1,830,449      864,070          464,093         1,328,163
 Facility Costs                    1,605,889     1,702,116         2,049,961    1,293,402          328,065         1,621,467
 Marketing and Advertising
   Costs (External)                2,812,267     2,663,630         3,667,292    2,338,182           43,176         2,381,358
 Network Operating Costs           3,271,636     2,743,574         3,233,820    1,798,157          103,441         1,901,598

 Employee Related Costs -
   Network Operations              2,508,404     2,514,167         2,581,392    1,548,441          570,755         2,119,196
 Employee Related Costs -
   Sales and Marketing             2,295,784     2,408,703         2,125,028    2,025,619          139,245         2,164,864
 Employee Related Costs -
   Technical Support               3,132,608     3,342,607         3,434,073    3,374,500          261,863         3,636,363
 Employee Related Costs -
   General and Administrative      6,159,989     6,650,226         6,970,293    4,773,460          470,947         5,244,407
                               -------------- ------------- ----------------- ------------ ---------------- -----------------
      Total Employee Related
        Costs                     14,096,786    14,915,704        15,110,787   11,722,019        1,442,810        13,164,829

Merger, Integration and
  Restructuring Costs               (140,714)    4,107,554         2,204,113     (604,812)               0          (604,812)
Bad Debt Expense                   2,046,417     1,769,936         1,974,784    1,518,188           25,667         1,543,855
Other                              2,934,694     2,991,709       107,698,602    2,519,938          203,665         2,723,603

(Gain) Loss on Asset Disposal              0        21,481         1,556,842     (293,681)               0          (293,681)
                               -------------- ------------- ----------------- ------------ ---------------- -----------------
TOTAL COSTS                       29,682,865    34,989,855       139,326,650   21,155,462        2,610,917        23,766,379

      EBITDA                      (2,399,785)   (8,875,935)     (113,428,874)   2,963,081          613,662         3,576,743

Depreciation and Amortization     12,180,530    13,214,798        22,194,317    7,757,137        1,360,986         9,118,124
Discontinued Operations               33,880       280,664           167,191   (5,393,151)               0        (5,393,151)
Interest (Income) Expense           (200,526)       49,884            73,622      345,445           58,352           403,797
Income Tax (Income) Expense                0             0           628,934            0                0                 0
                               -------------- ------------- ----------------- ------------ ---------------- -----------------
      TOTAL                      (14,413,669)  (22,421,281)     (136,492,938)     253,650         (805,676)         (552,026)



* Quarterly income statements, highlighting the impact of the Hostcentric acquisition. This presentation shows the Company's results as they were without giving effect to the Company's acquisition of Hostcentric. In light of the Company's previous guidance to investors (which did not take into account the Hostcentric acquisition), Management believes that investors may find this presentation useful in comparing the Company's actual results to the Company's previous guidance. Management finds this presentation useful for that purpose as well.
** Excludes the financial results from Hostcentric

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                          EBITDA RECONCILIATION ($000)


                                                                               Quarter Ended
                                                                ---------------------------------------------
                                                                  August 31, 2003         August 31, 2002
                                                                --------------------    ---------------------

Net loss                                                           $      (552)             $   (17,799)
                                                                --------------------    ---------------------
     Depreciation and amortization                                       9,118                   11,426
     Interest expense (income)                                             404                     (458)
     Income tax (benefit) expense                                            -                        1
     Discontinued operations                                            (5,393)                   1,459
                                                                --------------------    ---------------------
EBITDA from continuing operations                                   $    3,577             $     (5,371)
                                                                ====================    =====================

     Interest income / (expense)                                          (404)                     458
     Provision for bad debts                                             1,544                    4,914
     Loss on the sale of assets                                             63
     Goodwill and intangible impairment
     Other non-cash adjustments                                            192                  (19,262)
     Income tax benefit (expense)                                            -                       (1)
     Changes in assets and liabilities:
      Income tax recoverable                                                 -                    1,069
      Receivables, net                                                   1,301                    6,828
      Restricted investments - short-term                                                        (6,560)
      Other current assets                                                 265                     (391)
      Accounts payable, accrued expenses, and deferred revenue         (12,529)                  13,109
                                                                --------------------    ---------------------
Net cash provided by (used in) operating activities                 $   (5,991)               $  (5,207)
                                                                --------------------    ---------------------



EBITDA from continuing operations is defined as net income from continuing operations less (i) provision for income taxes, (ii) interest income or expense, and (iii) depreciation and amortization. EBITDA is not an indicator of financial performance under generally accepted accounting principals and may not be comparable to similarly captioned information reported by other companies. In addition, it does not replace net income (loss), operating income (loss), or cash flow from continuing operations as indicators of operating performance. The effect of taxes and interest on Interland's net loss is not significant, but depreciation and amortization, primarily as a result of acquisitions, is significant. The Company believes that measuring the performance of the business without regard to non-cash depreciation and amortization can make trends in operating efficiencies more readily apparent.




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CASH BALANCE PROGRESSION ($MILLION)

May 31, 2003 Cash Balance:                                                $85.5

o   Cash used in operating activities:
   o   EBITDA                                                $3.6
   o   Interest Income (Expense)                            ($0.4)
   o   Non-cash expenses                                     $1.8
   o   Previously recorded liabilities                      ($1.8)
   o   Working capital changes                              ($9.2)

       o  Total cash used in operating activities:                        ($6.0)

o   Repayments of debt and capital lease obligations                      ($3.3)

o   Acquisition of Hostcentric                                            ($1.8)

o   Capital expenditures                                                  ($3.1)

o   Cash used in discontinued operations                                  ($1.2)

August 31, 2003 Cash Balance:                                             $70.1


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